UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BK Technologies Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 23, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 annual meeting of stockholders of BK Technologies Corporation, which we will hold on Thursday, June 18, 2026, at 9:00 a.m., Eastern Time. The annual meeting will be completely virtual and conducted via live audio webcast. You will be able to attend the annual meeting by logging in at www.virtualshareholdermeeting.com/BKTI2026. Stockholders will be able to listen, vote and submit questions during the virtual meeting. As always, we encourage you to vote your shares prior to the annual meeting.
We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about April 27, 2026, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on April 21, 2026. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to vote over the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.
If you are unable to attend the meeting virtually, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the virtual annual meeting and vote your shares during the meeting.
We look forward to participating with you at the meeting.

Sincerely,

/s/ Joshua S. Horowitz
Joshua S. Horowitz
Chairman of the Board of Directors

BK TECHNOLOGIES CORPORATION
7100 Technology Drive
West Melbourne, Florida 32904
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2026
To the stockholders of BK Technologies Corporation:
The 2026 annual meeting of stockholders of BK Technologies Corporation will be held on June 18, 2026, at 9:00 a.m., Eastern Time. The annual meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the annual meeting by logging in at www.virtualshareholdermeeting.com/BKTI2026. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Stockholders will not be able to attend the meeting in person.
The annual meeting will be held for the following purposes:
1.	To elect seven directors named in the proxy statement to our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (so-called, “say-on-pay”); and
4.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.
Only stockholders of record at the close of business on April 21, 2026, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.
Whether or not you plan to attend the meeting virtually, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials or proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the virtual annual meeting and vote your shares during the meeting.
All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ Scott A Malmanger
Scott A. Malmanger, Secretary

West Melbourne, Florida
April 23, 2026
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on June 18, 2026: Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

BK TECHNOLOGIES CORPORATION
2026 ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2026
PROXY STATEMENT
The Board of Directors (the “Board” or “Board of Directors”) of BK Technologies Corporation, a Nevada corporation (together with its wholly owned subsidiaries, the “Company,” “we,” “our” or “us”), is soliciting your proxy to vote at the 2026 annual meeting of stockholders to be held virtually on the Internet on June 18, 2026, at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. This proxy statement contains information related to such annual meeting.
We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about April 27, 2026, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on April 21, 2026, the record date (the “Record Date”) for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or during the virtual annual meeting. You do not need to attend the virtual annual meeting in order to vote.

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ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
At the annual meeting, we are asking stockholders:
1.	To elect seven directors named in this proxy statement to our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“fiscal 2026”);
3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (so-called, “say-on-pay”); and
4.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our common stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about April 27, 2026, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement and our annual report for the fiscal year ended December 31, 2025 (“fiscal 2025”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
On or about April 27, 2026, we will also begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2025 by mail.
If you receive more than one E-proxy notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting submission instructions you receive for each account to ensure that all your shares are voted.
Who is entitled to notice of, and to vote at, the annual meeting?
You are entitled to notice of the annual meeting and to vote, either during the meeting or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business on the Record Date, which is April 21, 2026. On the Record Date, 3,744,151 shares of our common stock were issued and outstanding and held by 144 holders of record, including Cede & Co., which holds shares on behalf of the beneficial owners of the Company’s common stock. Holders of record of our common stock on the Record Date are entitled to one vote per share at the annual meeting. There is no cumulative voting for election of directors.
Who can attend the annual meeting?
We are holding the annual meeting in a virtual-only meeting format, which we believe facilitates stockholder attendance, participation and cost savings by enabling stockholders to participate fully, and equally, from any location, at no cost. You will not be able to attend the annual meeting at a physical location.
You will be able to attend the annual meeting by visiting www.virtualshareholdermeeting.com/BKTI2026 and logging in by entering your 16-digit control number. You may access and log in to the meeting beginning at 8:45 a.m., Eastern Time, on June 18, 2026. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time, on June 18, 2026. Stockholders will be able to listen, vote and submit questions during the virtual meeting.
Stockholders of record and stockholders whose shares are held by a broker or other nominee will be able to attend the annual meeting via live audio webcast, submit their questions during the annual meeting and vote their shares electronically at the Annual Meeting. Participants in the BK Technologies Corporation Employee Stock Purchase Plan

(the “Employee Stock Purchase Plan”) will be able to attend the annual meeting via live audio webcast and submit their questions during the annual meeting, but will not be able to vote their shares held in the Employee Stock Purchase Plan during the annual meeting. Employee Stock Purchase Plan participants must vote in advance of the annual meeting using the method described below.
If you are a stockholder of record, your 16-digit control number will be on your E-proxy notice or proxy card.
If you hold your shares beneficially through a broker or other nominee, you may receive a 16-digit control number on your E-proxy notice, proxy card, or voter instruction form. If you do not receive the 16-digit control number, please contact your broker or other nominee to obtain a legal proxy to be able to attend and vote at the annual meeting.
What if I need technical assistance accessing or participating in the annual meeting?
If you experience any technical difficulties accessing the annual meeting during the check-in or meeting time, a toll-free number will be available on our virtual stockholder meeting site for assistance.
In the event of technical difficulties with the annual meeting, we intend to conduct the annual meeting via teleconference. In such event, we expect that an announcement will be made on, and the phone number for the teleconference will be provided at, www.virtualshareholdermeeting.com/BKTI2026. If necessary, the announcement will provide updated information regarding the date, time, and location of the annual meeting. Any updated information regarding the annual meeting will also be posted on our investor website at investors.bktechnologies.com.
How do I submit a question at the annual meeting?
Stockholders will be able to submit questions during the virtual meeting. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If a stockholder has a question about any matter other than those being acted upon at the annual meeting, such question will be addressed following adjournment of the formal business of the annual meeting. Questions may be ruled as out of order if they are, among other things, derogatory, uncivil, or otherwise inappropriate, irrelevant to our business or to the business of the annual meeting, related to personal grievances or our material nonpublic information, or substantially duplicative of statements already made. In addition, questions may be grouped by topic by our management with a representative question read aloud and answered. Stockholders will be limited to two questions each.
What constitutes a quorum?
If a majority of the shares of our common stock outstanding on the Record Date is represented either in person (virtually) or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person (virtually) or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum. With respect to our Employee Stock Purchase Plan, we consider all shares of common stock for which the custodian has not received timely instructions not present for quorum purposes.
What are broker “non-votes”?
A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”
Under NYSE rules, the election of directors (Proposal 1) and the advisory approval of say-on-pay (Proposal 3) are considered “non-routine” matters. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of an independent registered public accounting firm (Proposal 2) is considered a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to exercise discretionary voting authority to vote your shares on Proposal 2. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposals 1 or 3, but may be voted by the brokerage firm or other nominee on Proposal 2.
The effect of a broker non-vote on each proposal is discussed below. Broker non-votes are counted as present for the purpose of determining a quorum at the annual meeting.
How do I vote?
For Proposal 1, you may either vote “For” or “Withhold” your vote for each of the nominees to the Board of Directors. For Proposals 2 and 3 (ratification of the appointment of an independent registered public accounting firm and the advisory approval of say-on-pay), you may vote “For” or “Against,” or abstain from voting, on each proposal.
The procedures for voting are as follows:
Voting by Record Holders
If you are a record holder, you can vote by attending the virtual annual meeting and voting online during the meeting, or you can submit your vote by proxy in three ways:
•
By Internet: You may vote by submitting a proxy over the Internet, including by scanning the QR code provided on the proxy card or E-proxy notice with your mobile device. Please refer to the proxy card or E-proxy notice for instructions on how to vote by Internet. Your proxy must be received by 11:59 p.m. Eastern Time on June 17, 2026, to be counted.

•
By Telephone: Stockholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the proxy card and following the instructions. Your proxy must be received by 11:59 p.m. Eastern Time on June 17, 2026, to be counted.

•
By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing, and returning the accompanying proxy card. If you return your signed proxy card before the annual meeting, we will vote your shares as you direct.

You are encouraged to vote by telephone or Internet, or complete, date, sign, and return the proxy card provided or made available to you, prior to the annual meeting, regardless of whether or not you plan to attend the annual meeting.
Voting by Beneficial Holders
If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions on the voting instruction form that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. Additional information regarding voting by beneficial holders during the annual meeting is provided above under “Who can attend the annual meeting?”
Voting by Participants in the Employee Stock Purchase Plan
If you hold shares through the Employee Stock Purchase Plan, you will receive a separate voting instruction form to instruct the custodian for the Employee Stock Purchase Plan as to how to vote your shares. Your proxy must be received by 11:59 p.m. Eastern Time on June 17, 2026, to be counted. All shares of common stock for which the custodian has not received timely instructions will not be voted by the custodian.
What if I return a proxy card but do not make specific choices?
If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the Board, (1) to elect to our Board of Directors the seven director nominees named in this proxy statement; (2) to ratify the appointment of our independent registered public accounting firm for fiscal 2026; and (3) to approve, on an advisory, non-binding basis, the compensation of our named executive officers.
If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after I have voted?
Yes. You can revoke your proxy at any time before the final vote at the annual meeting, subject to the voting deadlines that are described on the proxy card, voting instruction form or E-proxy notice, as applicable. Only your latest proxy timely received will be counted.
If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	You may submit another properly completed proxy card with a later date.
•	You may submit a new proxy by telephone or Internet.
•	You may send a timely written notice that you are revoking your proxy to the Corporate Secretary at our principal executive offices.
•	You may attend the annual meeting and vote online during the meeting; however, simply attending the annual meeting will not, by itself, revoke your proxy.
If your shares are held by a broker or other nominee, you should follow the instructions provided by your broker or other nominee to revoke your proxy and change your vote. If you are an employee stockholder who holds shares through our Employee Stock Purchase Plan, you should follow the instructions provided by the custodian for instructions on how to revoke your proxy and change your vote.
What are the Board of Director’s recommendations?
The Board of Directors unanimously recommends that you vote as follows:
•	“FOR” the election to our Board of Directors of each of the seven director nominees named in this proxy statement;
•	“FOR” the ratification of the appointment of our independent registered public accounting firm for fiscal 2026; and
•	“FOR” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.
We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.
What vote is required to approve the proposals?

Proposal	Required Vote	Effect of Withhold Votes, Abstentions and Broker Non-Votes
Proposal 1: Election of seven directors	Plurality of the votes cast: the seven nominees that receive the most “FOR” votes will be elected to the Board of Directors.	Withhold votes and broker non-votes will have no effect on this proposal.
Proposal 2: Ratification of appointment of our independent registered public accounting firm	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.
Abstentions and broker non-votes, if any, will have no effect on this proposal. As this is a “routine” proposal, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee generally will have discretion to vote your shares on this proposal.

Proposal 3: Advisory approval of named executive officer compensation	The number of votes cast “FOR” this proposal must exceed the number of votes cast “AGAINST” this proposal.	Abstentions and broker non-votes will have no effect on this proposal.

How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the annual meeting.
Who pays for the preparation of the proxy and soliciting proxies?
We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. Our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. In addition, we have retained Georgeson LLC to assist in the solicitation for a fee of $18,000, plus reasonable out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by the following individuals or groups:
•	each person who is known by us to own beneficially more than 5% of our common stock;
•	each of our directors and director nominees;
•	each of our named executive officers identified in the “Summary Compensation Table For 2024-2025” appearing in this proxy statement (the “Named Executive Officers”); and
•	all of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options or warrants that are presently exercisable or exercisable within 60 days of the Record Date, as well as shares of common stock issuable within 60 days of the Record Date upon vesting of restricted stock units (“RSUs”), are deemed to be outstanding and beneficially owned by the person holding the stock options, warrants or RSUs, as applicable, for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.
Unless indicated otherwise below, the address of our directors and executive officers is c/o BK Technologies Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of the Record Date, we had outstanding 3,744,151 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Mikhail Stiskin and affiliates	313,331(1)	8.4%
AIGH Capital Management, LLC	211,453(2)	5.6%
The Vanguard Group	191,085(3)	5.1%
Directors and Named Executive Officers:
Joshua S. Horowitz, Chairman of the Board	116,300(4)	3.1%
R. Joseph Jackson, Vice Chairman of the Board	157,577(5)	4.2%
John M. Suzuki, Chief Executive Officer and Director	103,896(6)	2.8%
Scott A. Malmanger, Chief Financial Officer	21,310(7)	*
Branko Avanic, Chief Technology Officer	27,091(8)	*
Charles T. Lanktree, Director	28,140(9)	*
Ellen O. O’Hara, Director	1,972(10)	*
E. Gray Payne, Director	29,473(11)	*
Lloyd R. Sams, Director	19,443(12)	*
Bradley A. Stoddard, Director Nominee	—	*
All directors, director nominees and executive officers as a group (10 persons)	505,203(13)	13.5%

*	Less than 1%
(1)
The amount shown and the following information is derived from a Schedule 13G filed with the SEC by Hilve Holdings Limited, Valdor Global DMCC, Ingenium Foundation, and Mikhail Stiskin on October 24, 2025. According to the Schedule 13G, Hilve Holdings Limited directly holds 280,000 shares of common stock. Valdor Global DMCC directly holds 32,331 shares of common stock. Ingenium Foundation, as the sole stockholder of Valdor Global DMCC, may be deemed the beneficial owner of 32,331 shares of common stock held by Valdor Global DMCC. Mikhail Stiskin, as the sole stockholder of Hilve Holdings Limited and the founder and sole beneficiary of the Ingenium Foundation, may be deemed the beneficial owner of 313,331 shares of common stock held by Hilve Holdings Limited and Valdor Global DMCC. The principal business address of Hilve Holdings Limited is Spyrou Araouzou, 25, Beregaria 25, 5th Floor, Office 2, 3036, Limassol, Republic of Cyprus. The principal business address of Valdor Global DMCC is Unit No: 1389, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, Dubai, United Arab Emirates. The principal business address of Ingenium Foundation is Dubai International Financial Centre, Unit GA-00-SZ-L1-RT-208, Gate Avenue - South Zone, Floor Level 1, Dubai, United Arab Emirates. The principal business address of Mikhail Stiskin is Onisilou, 8A, Rita Court 1, Block B, Flat/Office 208, Agios Tychonas, 4532, Limassol, Republic of Cyprus.

(2)	The amount shown and the following information is derived from a Schedule 13G filed with the SEC by AIGH Capital Management, LLC

(“AIGH CM”), AIGH Investment Partners, L.L.C. (“AIGH LLC”) and Orin Hirschman on January 30, 2026, with respect to shares held as of December 31, 2025. According to the Schedule 13G, AIGH CM, AIGH LLC and Mr. Hirschman may be deemed to beneficially own, and have sole voting and dispositive power over, 211,453 shares held by AIGH Investment Partners, L.P., WVP Emerging Manger Onshore Fund, LLC – AIGH Series, and AIGH LLC. AIGH CM is an advisor or sub-advisor of AIGH Investment Partners, L.P. and WVP Emerging Manger Onshore Fund, LLC – AIGH Series. Mr. Hirschman is the managing member of AIGH CM and president of AIGH LLC. The principal business address of AIGH CM, AIGH LLC, and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, Maryland 21209.
(3)
The amount shown and the following information is derived from a Schedule 13G filed with the SEC by the Vanguard Group on January 30, 2026, with respect to shares held as of December 31, 2025. The Vanguard Group and certain related entities reported shared voting power in respect of 27,136 shares and shared dispositive power in respect of 191,085 shares. On March 26, 2026, The Vanguard Group filed a Schedule 13G/A with respect to shares held as of March 13, 2026, reporting that, following an internal realignment, The Vanguard Group no longer had, or was deemed to have, beneficial ownership over the Company’s common stock beneficially owned by certain subsidiaries or business divisions of The Vanguard Group. The Vanguard Group also reported that the subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis). The principal business address of the Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
Includes 25,554 shares and options to purchase 746 shares of our common stock that are presently exercisable owned by Mr. Horowitz and 90,000 shares owned by Palm Global Small Cap Master Fund LP (“Palm Global”). Palm Management (US) LLC, as the investment manager of Palm Global, may be deemed to be a beneficial owner of the shares of common stock disclosed as directly owned by Palm Global. Due to his positions as a portfolio manager and special limited partner of Palm Global and as an employee of Palm Management (US) LLC, Mr. Horowitz may be deemed to be a beneficial owner of the shares of common stock disclosed as directly owned by Palm Global. Palm Management (US) LLC and Mr. Horowitz expressly disclaim such beneficial ownership except to the extent of their pecuniary interest therein.

(5)
Includes 17,648 shares and options to purchase 746 shares of our common stock that are presently exercisable owned by Mr. Jackson, 4,000 shares owned by Robert Joseph Jackson SEP-IRA and 135,183 shares owned by Metrolina Capital Investors, LLC (“Metrolina Capital”). Because Mr. Jackson currently serves as the Managing Partner of Metrolina Capital, Mr. Jackson is deemed to beneficially own the shares disclosed as beneficially owned by Metrolina Capital. Mr. Jackson expressly disclaims beneficial ownership of these shares.

(6)	Includes 42,896 shares and options to purchase 61,000 shares of our common stock that are presently exercisable owned by Mr. Suzuki.
(7)	Includes 14,310 shares, including 8 shares under the Employee Stock Purchase Plan, and options to purchase 7,000 shares of our common stock that are presently owned by Mr. Malmanger.
(8)	Includes 11,091 shares, including 122 shares under the Employee Stock Purchase Plan, and options to purchase 16,000 shares of our common stock that are presently owned by Dr. Avanic.
(9)	Includes 17,978 shares, 9,416 vested RSUs for which payout has been deferred, and options to purchase 746 shares of our common stock that are presently exercisable owned by Mr. Lanktree.
(10)	Includes 413 shares, 813 RSUs that will vest within 60 days of the Record Date, and options to purchase 746 shares of our common stock that are presently exercisable owned by Ms. O’Hara.
(11)	Includes 28,727 shares and options to purchase 746 shares of our common stock that are presently exercisable owned by General Payne.
(12)	Includes 18,697 shares and options to purchase 746 shares of our common stock that are presently exercisable owned by Mr. Sams.
(13)
Includes 406,497 shares of common stock, including 130 shares under the Employee Stock Purchase Plan; 9,416 vested RSUs for which payout has been deferred; 813 RSUs that will vest within 60 days of the Record Date; and 88,477 shares of common stock underlying stock options that are presently exercisable.

Changes in Control
We are unaware of any contract, or other arrangement or provision, the operation of which may at any subsequent date result in a change in control of our Company.

PROPOSAL 1: ELECTION OF DIRECTORS
General
Our Board of Directors currently consists of seven members. At the annual meeting, seven nominees will be elected as directors, consisting of six of our current directors who are standing for re-election at the annual meeting, and one new director nominee.
Our Board of Directors, based on the recommendation of the Nominating and Governance Committee, has nominated Joshua S. Horowitz, R. Joseph Jackson, Charles T. Lanktree, E. Gray Payne, Lloyd R. Sams, Bradley A. Stoddard and John M. Suzuki, to stand for election at the annual meeting. Ellen O. O’Hara’s term will not continue following the annual meeting.
We expect each nominee for director to be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our Board of Directors chooses to reduce the number of directors serving on the Board.
The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.
We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the Nominating and Governance Committee and the Board of Directors take into consideration the information summarized in each director’s individual biography, as set forth below. In particular, the Board of Directors selected Mr. Horowitz, the current Chairman of the Board, to serve as a director because of his extensive background in corporate governance, capital markets transactions, investment analysis and investor communications, including his executive management experience with Palm Management (US) LLC and experience as a director of several public companies. Mr. Horowitz also brings his more than 20 years of investing experience and significant strategic, consensus-building and management skills to the Company, as well as the perspective of one of our significant stockholders. Mr. Jackson, the current Vice Chairman of the Board, provides extensive experience in the accounting and finance field and the experience of serving on the boards of directors of a number of other organizations. Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the Board of Directors, including experience as a Chief Executive Officer. General Payne brings extensive strategic, operational and leadership experience and valuable insight into the military sector, having over 40 years of military operational and strategic expertise. Mr. Stoddard brings extensive experience in government operations, public-private standards development, technology innovation, and the land mobile radio industry. Mr. Sams offers valuable insights obtained through his extensive experience in the private equity and banking industries, as well as his background and experience originating, underwriting, structuring, and ultimately exiting debt and equity transactions. Mr. Suzuki brings extensive experience in the land mobile radio industry and executive leadership in the industry.
Recommendation of the Board
Our Board of Directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees named in this proxy statement as directors.

Nominees for Election as Directors
The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected or appointed as a director and each nominee’s age as of the Record Date:

Name	Age	Year First Elected or Appointed	Position
Joshua S. Horowitz	48	2023	Chairman of the Board
R. Joseph Jackson	60	2021	Vice Chairman of the Board
Charles T. Lanktree	76	2017	Director
E. Gray Payne	78	2017	Director
Lloyd R. Sams	69	2022	Director
Bradley A. Stoddard	55	Nominee	Director nominee
John M. Suzuki	62	2021	Director, Chief Executive Officer and President

The business experience of each nominee for director is set forth below as of the Record Date.
Joshua S. Horowitz is a professional investor with over 22 years of investing experience. Since January 2012, he has served as a portfolio manager and Managing Director at various Palm entities, first with Palm Ventures LLC and currently with Palm Management (US) LLC, where he manages the Palm Global Small Cap Master Fund. He was formerly Director of Research at Berggruen Holdings, a multi-billion-dollar family office, and was a research analyst at Crossway Partners LP, a value strategy investment partnership. In addition to his experience in the financial industry, Mr. Horowitz brings extensive public company board experience. Mr. Horowitz has served as a director of Limbach Holdings, Inc. (Nasdaq: LMB), a building systems solution firm, since March 2020, and as Chairman of Limbach since June 2024; as a director of Barnwell Industries, Inc. (NYSE American: BRN), a holding company with diverse investments in oil and gas assets, since February 2023; and as a director of Kingsway Financial Services Inc. (NYSE: KFS), a holding company that owns or controls subsidiaries primarily in the business services and extended warranty industries, since March 2025. Previously, he served as a director of The Lincoln General Insurance Company (private) from October 2011 to November 2015; a director of 1347 Capital Corp. (then Nasdaq: TFSC) from July 2014 to July 2016; a director of 1347 Property Insurance Holdings, Inc. (then Nasdaq: PIH) from April 2015 to April 2018; a director, and ultimately, Interim Chairman of the Board of Directors of Birner Dental Management Services, Inc. (then OTC: BDMS) from December 2017 until the Company’s sale to Mid Atlantic Dental Partners in January 2019; a director of Minim, Inc. (n/k/a FiEE, Inc.) (Nasdaq: FIEE) from May 2020 to November 2022; and a director of NeuroMetrix, Inc. (Nasdaq: NURO) from April 2024 through May 2025, when the company merged with a subsidiary of electroCore, Inc. Mr. Horowitz was formerly an adviser to our Board of Directors, advising the Company on capital markets and M&A strategy matters from November 2021 to December 2023. Mr. Horowitz holds a B.S. in Management from Binghamton University and studied at the Bath School of Management in the United Kingdom. He also earned a NACD CERT Certificate in Cyber-Risk Oversight, issued by Carnegie Mellon University.
R. Joseph Jackson currently serves as the Managing Partner of Metrolina Capital, a firm that is in the business of providing private lending, structured equity and making real estate investments. Mr. Jackson founded Metrolina Capital, which is the evolution of various Metrolina entities that started in 1996, and has served as Managing Partner since its inception. His background and experience include commercial real estate investments, private lending, structured equity, analytics, development and consulting. He has been a licensed Real Estate Broker since 1984 (NC Broker #93412/SC Broker #59906) and has been a State Certified General Real Estate Appraiser since 1990 (NC #A3241/SC #CG1838). Mr. Jackson earned the MAI (#41604) membership designation from the Appraisal Institute, which is held by professionals who can provide a wide range of services relating to all types of real property, such as providing opinions of value, evaluations, reviews and consulting regarding investment decisions. He also holds the CCIM (Certified Commercial Investment Member) designation, a globally recognized designation with members across North America and in more than 30 countries. His CCIM designation number is #19213. In addition, Mr. Jackson also holds an MRICS (#6208909) designation. The Royal Institution of Chartered Surveyors (RICS) is a professional body promoting and enforcing the highest international standards in the valuation, management and development of land, real estate, construction and infrastructure. Mr. Jackson currently serves on the following boards: Patriot Foundation, a non-profit providing educational scholarships to military families; Carolina Business Capital, a regional Small Business Administration Certified Development Corporation, for over 24 years and has served as board chair for the last nine years; Fastbreak ai, intelligent software for sports league scheduling, tournament management, and experiential sponsorship for brands; and the investment committee of Charlotte Fund 1, a Charlotte, North Carolina based venture capital fund. He previously served on the boards of Community First Bancorporation and Community First Bank. He also previously served as board chair of SeaTrust Mortgage, a subsidiary of Community First Bancorporation which was sold to Primis Bank in 2022 and as an investment manager for a private REIT. Mr. Jackson holds a B.A. in Economics and an MBA from the University of North Carolina at Charlotte.
Charles T. Lanktree served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs from 2012 when it was formed until December 31, 2022. He also served as its President from 2012 to 2018. He served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, from 1997 to 2022, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree served on the board of directors of FG Group Holdings, Inc. (then NYSE American: FGH), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, from May 2015 through its merger transaction with Fundamental Global Inc. (Nasdaq: FGF) in February 2024. Mr. Lanktree also served on the board of directors of Eggland’s Best, Inc. from 1990 through 2022. He also served on the boards of many of Eggland’s Best’s affiliates through that time period. From 2010 to 2013, he served on the board of directors of Eurofresh Foods, Inc., a privately-held company, and, from 2004 to 2013, he was on the board of directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc., from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company, BeechNut/Nestle, and Unilever. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s University. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.
E. Gray Payne served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps and Navy Programs Divisions. TCG is a federal consulting firm working with the Department of Defense, the Department of Homeland Security, the National Oceanic and Atmospheric Administration, and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Prior to September 2010, General Payne was on active duty with the Marine Corps, retiring as a Major General. His three commands as a General Officer included the Marine Corps Mobilization Command, the Marine Corps Logistics Command and the 4th Marine Logistics Group. In his last tour with the Marine Corps, he served as Assistant Deputy Commandant for Facilities, where he was responsible for 28 installations and an annual budget exceeding $5.5 billion. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer of companies ranging in size from $2.5 million to $100 million. General Payne currently serves on the board of directors of the National Wildlife Refuge Association (since June 2018) and served as its chairman from 2023 from 2025. General Payne served on the board of directors of FG Financial Group, Inc. (Nasdaq: FGF), a publicly traded reinsurance and financial services company, from May 2018 through its merger with FG Group Holdings Inc. in February 2024. He is a prior chairman of the board of the Marine Corps Association and Foundation, served on the board of directors of VetCV, and served on the Advisory Council of Marstel-Day, LLC. He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. A member of the National Association of Corporate Directors, he has also earned the Professional Director designation from the American College of Corporate Directors.
Lloyd R. Sams served as a Managing Principal of BIA Digital Partners, a private equity group that was focused on investments in the media, telecommunications, business services and information segments, as well as on numerous boards, from 2000 to 2019. From 2020 to 2021, Mr. Sams was a director of Aceyus Inc., a private software company. From 2018 to 2019, he was the President of Every Income Holdings, LLC, a financial services holding company. Mr. Sams was Managing Director of MoonSail Capital, a private equity group, from 2017 to 2018. From 2013 through 2015, he was a Managing Director and Head of Lower Middle Market Investing at Business Development Corporation of America, a non-traded BDC headquartered in New York. Previously, Mr. Sams had an 18-year banking career, principally with First Union (now Wells Fargo) and First Chicago (now J.P. Morgan) where he specialized in communications services. Mr. Sams received his B.S. in Business Administration from Washington and Lee University and an MBA from the University of North Carolina at Chapel Hill.
Bradley A. Stoddard has served as the Director of the Office of Michigan’s Public Safety Communications System since June 2008. Previously, Mr. Stoddard served in several other roles with the State of Michigan, including as a Client

Service Director of a variety of state agencies, including the Michigan Department of Transportation, the Michigan State Police, and the Department of Military and Veterans Affairs, between April 2004 to June 2008; Senior IT Manager at the Michigan State Police and the Department of Military and Veterans Affairs from October 2002 to April 2004; Engineering Manager at the Office of Michigan’s Public Safety Communications System from May 2000 to October 2002; and Microwave Engineer at the Office of Michigan’s Public Safety Communications System from February 1998 to May 2000. Prior to his time with the State of Michigan, Mr. Stoddard served as Systems Engineer/Deputy Chief Technology Director at TRW Inc., a global aerospace, information systems, and automotive conglomerate, from September 1995 to February 1998. Mr. Stoddard also serves as Chair of the National Council of Statewide Interoperability Coordinators (“NCSWIC”), where he also serves as the chair of the governance committee and a member of the executive committee; Co-Chair of FEMA, Regional Emergency Communications Coordination Working Group; Vice Chair of Michigan’s Public Safety Communications Interoperability Board; Chair of the Project 25 Technology Interest Group; a member of the Telecommunications Industry Association’s TR-8 Engineering Committee, Mobile and Personal Private Radio Standards; Vice Chair of the P25 Steering Committee; Co-Chair of the Joint SAFECOM/NCSWIC P25 User Needs Working Group; and Vice Chair of the Marquette Sawyer Regional Airport Advisory Board. Mr. Stoddard is also a member of the Association of Public-Safety Communications Officials (APCO) International. Mr. Stoddard received his B.S. in Electrical Engineering from Colorado Technical University.
John M. Suzuki has served as Chief Executive Officer and a director of the Company since July 2021 and as President since October 2023. From May 2019 until accepting the position of Chief Executive Officer of the Company, Mr. Suzuki served as Chief Strategy Officer of Imperium Leadership, where he oversaw the development and growth of the business. From May 2015 through May 2019, he served as President and CEO of EFJohnson Technologies, a two-way radio manufacturer. From 2011 through 2015, Mr. Suzuki served in a variety of leadership positions, including as Senior Vice President of Sales for AVTEC Incorporated, and Vice President of Sales and Marketing for 3E Technologies International, a subsidiary of UltraElectronics. From 2004 through 2011, Mr. Suzuki served as Senior Vice President, Sales of EFJohnson Technologies. Mr. Suzuki has a broad background in general management, strategy, product development, sales, marketing, supply chain, operations and engineering, and mergers and acquisitions. He is a strategic thinker with extensive experience in developing and growing new business opportunities. Mr. Suzuki holds a bachelor’s degree in electrical engineering from the University of Ottawa and an MBA from Duke University.

CORPORATE GOVERNANCE
The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The Board of Directors, which is elected by the stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our stockholders. The Board of Directors selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance.
Board of Directors Independence
The NYSE American corporate governance listing standards provide that the Company, as a smaller reporting company, may have a board of directors consisting of at least fifty percent (50%) independent directors. Our Board of Directors reviews the relationships that each director and any director nominee has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE American corporate governance listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The Board of Directors reviews a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries, including minimal consulting services previously provided by Mr. Stoddard; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our Board members are directors or executive officers. The Board of Directors reviewed the various factors described above and, pursuant to such evaluation, the Board of Directors determined that the following directors and director nominees qualify as “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC: Mr. Jackson, Mr. Lanktree, Ms. O’Hara, General Payne, Mr. Sams, and Mr. Stoddard.. All members of the standing Board committees during 2025 were, and all current members of the standing Board committees are, independent for the purpose of the committees on which they served or serve.
Independent members of our Board of Directors meet in executive session without the presence of non-independent directors and management and are scheduled to do so at least once per year.
Stockholder Engagement and Communications
We believe that strong corporate governance includes stockholder engagement, and we seek to engage with stockholders on a variety of topics, including executive compensation, throughout the year to ensure that we are addressing questions and concerns. Our management team, including our Chief Executive Officer and Chief Financial Officer, regularly engages in meaningful dialogue with our stockholders through quarterly earnings calls. In addition, one of our directors, with their affiliates, is one of our largest stockholders, and he provides valuable insight from such perspective. Stockholder feedback is reviewed and considered by the Board and applicable committees and is reflected in adjustments to policies and practices.
Our Board of Directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the Board. Accordingly, stockholders and other interested parties who desire to send a communication to the Board of Directors or to a specific director may do so by delivering a letter to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our Board of Directors or specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director(s) and such other individuals in accordance with our corporate governance policies.
Policy Concerning Director Attendance at Annual Stockholders’ Meetings
While we encourage all members of our Board of Directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All of our then-serving directors attended the 2025 annual stockholders’ meeting.

Codes of Ethics
Our Board of Directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website at www.bktechnologies.com/investor-relations and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.
Any amendment to, or waiver from, a provision of the Code of Conduct or Code of Ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.
Insider Trading Policies and Procedures
The Board has adopted an insider trading policy (the “Insider Trading Policy”) that applies to all directors, officers and employees of the Company and its subsidiaries, as well as certain other designated persons, and provides guidelines with respect to transactions in the Company’s securities and the handling of confidential information about the Company and the companies with which the Company engages in transactions or does business, and promotes compliance with the securities laws. Among other things, the Insider Trading Policy prohibits directors, officers and employees of the Company and its subsidiaries from the following: (i) engaging in transactions in Company securities on material nonpublic information, subject to certain exceptions; (ii) disclosing material nonpublic information to other parties; and (iii) engaging in transactions in securities based on material nonpublic information about other companies with which the Company does business or is involved in a potential transaction or business relationship with the Company. The Insider Trading Policy also prohibits our officers, other employees and directors from hedging or pledging our securities and from engaging in short sales of our securities. Certain covered persons, including our directors and officers, are subject to blackout periods during which they are restricted from transacting in our securities and are required to receive approval from the Chief Financial Officer prior to engaging in transactions in our securities. The Insider Trading Policy also sets forth mandatory guidelines that apply to directors, officers and employees of the Company and its subsidiaries who adopt Rule 10b5-1 plans for transactions in Company securities, which are intended to ensure compliance with Rule 10b5-1. For additional information, see the Insider Trading Policy, which is included as an exhibit in our Annual Reports on Form 10-K.
It is also the policy of the Company that the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material nonpublic information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company. The Company currently has a stock repurchase program in place. Repurchases may be made through a variety of methods, which could include open market purchases, accelerated share repurchase transactions, negotiated block transactions, Rule 10b5-1 plans, other transactions that may be structured through investment banking institutions or privately negotiated, or a combination of the foregoing.
Legal Proceedings
To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past 10 years.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Meetings and Committees of the Board of Directors
The Board of Directors held 12 meetings during 2025, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors held during the period for which such individual was a director and the total number of meetings held by all committees of the Board of Directors on which such director served during the periods that the director was a member of that committee.
The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee. Each of these committees has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The Board of Directors may from time to time establish other committees; for example, the Board has established the Strategic M&A Committee.

As of the Record Date, the members of the committees of the Board of Directors were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Strategic M&A Committee(3)
Joshua S. Horowitz(1)				X
R. Joseph Jackson(2)	X	Chair		X
Charles T. Lanktree	X	X
Ellen O. O’Hara				Chair
E. Gray Payne	Chair		X
Lloyd R. Sams		X	Chair
John M. Suzuki				X
Number of Meetings Held During 2025	5	10	1	2

(1)	Chairman of the Board.
(2)	Vice Chairman of the Board.
(3)
Mr. Jackson joined the Strategic M&A Committee in July 2025. Effective immediately following the annual meeting, Ms. O’Hara will no longer serve as a director and Mr. Horowitz will serve as chair of the Strategic M&A Committee.

(4)	Following the annual meeting, Ms. O’Hara will serve as a Board advisor and will receive compensation for her service.
Audit Committee. The Audit Committee Charter requires that the Audit Committee consist of three or more members of the Board of Directors, each of whom are independent, as defined by the corporate governance listing standards of the NYSE American. The Board of Directors has determined that each member of the Audit Committee is, and was during 2025, independent, as defined by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the corporate governance listing standards of the NYSE American. The Board of Directors also has determined that General Payne is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.
The Audit Committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The Audit Committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The Audit Committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The primary functions of the Audit Committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Conduct and Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (i) registered public accounting firms, (ii) complaints relating to accounting, internal accounting controls or auditing matters, (iii) authority to engage advisors, and (iv) funding. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter.
Compensation Committee. All members of the Compensation Committee are, and were during fiscal 2025, independent under the corporate governance listing standards of the NYSE American and applicable SEC rules and regulations. The functions performed by the Compensation Committee include reviewing and approving all compensation arrangements for our executive officers, administering our equity incentive plans and programs, reviewing our strategies and policies related to human capital management, including talent acquisition, development and retention, and overseeing our Clawback Policy. The Compensation Committee makes all final compensation decisions for our executive officers, including equity grants. The Compensation Committee reviews the performance of our executive officers, including the principal executive officer. Our principal executive officer annually reviews the performance of each of our executive officers and other officers and makes recommendations regarding our executive officers and other officers and managers to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In discharging its duties, the Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees and/or to one or more officers of the Company, as the Compensation Committee may deem appropriate. In performing its functions, the Company shall provide appropriate funding to the Compensation Committee to retain independent outside counsel, compensation and benefits consultants, advisors or other experts.
Nominating and Governance Committee. All members of the Nominating and Governance Committee are, and were during fiscal 2025, independent under the corporate governance listing standards of the NYSE American. The functions of the Nominating and Governance Committee include determining and recommending to the Board of Directors the slate of director nominees for election to the Board of Directors at each annual stockholders’ meeting, identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings, reviewing and evaluating the performance of the Board of Directors and its committees, and overseeing the succession planning of the Company’s senior management. In addition, the Nominating and Governance Committee reviews, evaluates and recommends changes to our corporate governance policies and monitors our compliance with these corporate policies.
Strategic M&A Committee. The Strategic M&A Committee was established by the Board in July 2024. The Board of Directors believes it is in the Company’s best interest to have a separate committee dedicated to strategic mergers and acquisitions to devote time and energy on strategic long-term business alternatives. The functions of the Strategic M&A Committee include determining and recommending to the Board of Directors various business development and growth opportunities as they progress.
Board Self-Evaluation
The Board has established a process for self-evaluations, which is intended to facilitate a candid assessment and discussion by the Board and each committee of its effectiveness as a group in fulfilling its responsibilities, evaluating its performance, and identifying any areas for improvement. Directors first complete a self-evaluation questionnaire for the full Board and for each committee on which they serve, allowing them to provide feedback on a range of topics, including, but not limited to, Board and committee agendas and meetings; culture and ethics; relationship with management; committee structure, membership and leadership; and the flow of information to and from the Board and its committees. Outside counsel then reviews and summarizes the responses to the questionnaires, which is shared with the Board for discussion. As the final step in the process, the Board and committees work with management to implement any applicable changes in response to the feedback received.
Board Leadership and Board’s Role in Risk Oversight
We currently have a separate Chairman of the Board and Principal Executive Officer (our Chief Executive Officer). Our Board of Directors believes this Board leadership structure is the appropriate leadership structure for the Company and our stockholders at this time. The Board of Directors believes it is in the Company’s best interest to have a separate Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer can devote his time and energy to the day-to-day management of the business, while the Chairman of the Board can focus on providing advice and oversight of management. Because our Chairman is appointed annually by our non-management directors, such directors are able to evaluate the leadership and performance of our Chairman each year. The Board of Directors does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.
While the Board of Directors has not named a lead independent director, during 2025, the Board established the position of Vice Chairman and appointed Mr. Jackson, an independent director, to serve in such role. The Vice Chairman’s responsibilities include presiding over executive sessions of the independent directors and acting as a liaison between the independent directors, non-independent directors, and members of management. In addition, all Board committees are exclusively comprised of independent directors, who meet in executive session at least once a year without the presence of non-independent directors and members of management. All of our directors take an active and substantial role in the activities of our Board of Directors and at full Board meetings. Our Board of Directors believes that this structure promotes a heightened sense of accountability among our directors and supports robust and effective oversight by the independent directors of the Company’s operations and strategic initiatives, including risk management.
Our Board of Directors, both as a whole and through its committees, has an advisory role in the Company’s risk management process. The Board of Directors does not have a standing risk management committee. The Board of Directors typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, environmental, information technology, security and reputational risks. Our management team maintains primary responsibility for the Company’s risk management, and the Board of Directors and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls, and our historically conservative practices when assessing the Company’s risks. The Audit Committee considers and discusses financial risk exposures, and the steps management has taken to monitor and control these exposures, as well as providing oversight of the performance of the internal audit function. The Nominating and Governance Committee monitors the effectiveness of our corporate governance policies and the selection of prospective Board members and their qualifications, as well as sustainability and corporate responsibility-related risks. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including management of human capital risks. Each committee must report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors believes that its role in risk oversight does not affect the Board’s leadership structure.
Like all businesses, we also face threats to the Company’s cybersecurity, as the Company is reliant upon information systems and the Internet to conduct its business activities. In light of the pervasive and increasing threat from cyberattacks, the Board of Directors and the Audit Committee, with input from management, assess the Company’s cybersecurity threats and the measures implemented by the Company to mitigate and prevent cyberattacks. In addition, the Company has formed an artificial intelligence cross-functional employee working group, which is led by the chair of the Audit Committee and reports to the Audit Committee. Our Board of Directors has ultimate oversight of cybersecurity risk, including risks relating to artificial intelligence, which it manages as part of our enterprise risk management program. The Board of Directors is assisted by the Audit Committee, which regularly reviews our cybersecurity program with management and reports to the Board of Directors. Cybersecurity reviews by the Audit Committee or the Board of Directors generally occur at least twice annually, or more frequently as determined to be necessary or advisable.
Director Nomination Process
In accordance with the Nominating and Governance Committee’s written charter, the Nominating and Governance Committee has established policies and procedures for the nomination of qualified director candidates to the Board of Directors. The committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria, such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the Company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company and adequate time to serve on the Board and committees. As noted in the Nominating and Governance Committee’s “Policy Regarding Minimum Qualifications of Director Candidates” the committee, as one of its considerations, may consider the extent to which the membership of the candidate on the Board will promote an appropriate diversity on the Board of professional background, experience, expertise, perspective and viewpoints. The committee also considers the overall composition of the Board and its committees, compliance with the NYSE American listing standards and the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time and other relevant circumstances.
Mr. Stoddard was recommended as a director candidate by a member of the Board of Directors. Following such recommendation, several directors and members of management conducted interviews with him. The Nominating and Governance Committee additionally reviewed and evaluated his qualifications against our Board membership selection criteria and desired skills, as described above, before the Nominating and Governance Committee recommended his election to the full Board. Mr. Stoddard has been nominated for election at this annual meeting.

Additionally, we are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.
The Nominating and Governance Committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our Board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our Board of Directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that, under the committee’s policies, must be possessed by one or more members of the Board and the contribution that the candidate can be expected to make to the overall functioning of the Board.
The Nominating and Governance Committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee for director candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.
In accordance with this policy, the Nominating and Governance Committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate an incumbent director. In addition, the committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Pursuant to the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations,” any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the Nominating and Governance Committee generally must ensure that it is received by the Company no later than 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the Nominating and Governance Committee for the 2027 annual meeting of stockholders is required to do so prior to December 24, 2026.
Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the Nominating and Governance Committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.
Copies of the policies of the Nominating and Governance Committee are available on our website at www.bktechnologies.com/investor-relations.

DIRECTOR COMPENSATION
On January 16, 2025, the Compensation Committee approved a new director compensation program for all non-employee directors for fiscal 2025. Under the program, each non-employee director received an annual cash retainer fee of $90,000, paid in quarterly installments in January, April, July, and October 2025. No director received any additional compensation for serving as Chairman or Vice Chairman, or for chairing or serving on committees. Each non-employee director also received a grant of stock options with a value of $50,000. Accordingly, in January 2025, Messrs. Horowitz, Jackson, Lanktree, Payne and Sams and Ms. O’Hara each were granted options to purchase up to 2,238 shares of common stock, with an exercise price of $32.58 per share, which vest and become exercisable in three equal annual installments beginning on January 16, 2026, and expire January 16, 2035. Further, all non-employee directors are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Board and any committee thereof on which they serve.
In January 2026, the Compensation Committee and the Board approved an updated director compensation program for all non-employee directors for fiscal 2026. There were no changes to the cash component as described above. The equity component was revised such that each non-employee director will receive a grant of RSUs with a value of $35,000. Accordingly, in January 2026, Messrs. Horowitz, Jackson, Lanktree, Payne and Sams and Ms. O’Hara each were granted 461 RSUs, which vest in three equal annual installments beginning on January 26, 2027.
The 2025 Incentive Compensation Plan (the “2025 Plan”) provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $500,000.
The following table shows the compensation paid to our non-employee directors for fiscal 2025. All compensation earned by Mr. Suzuki during 2025 has been reported in the “Summary Compensation Table for 2024-2025.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Joshua S. Horowitz	90,000	50,000	140,000
R. Joseph Jackson	90,000	50,000	140,000
Charles T. Lanktree	90,000	50,000	140,000
Ellen O. O’Hara	90,000	50,000	140,000
E. Gray Payne	90,000	50,000	140,000
Lloyd R. Sams	90,000	50,000	140,000

(1)
Option awards represent the aggregate grant date fair value of options to purchase up to 2,238 shares of common stock with an exercise price of $32.58 per share granted to each of Messrs. Horowitz, Jackson, Lanktree, Payne and Sams and Ms. O’Hara during 2025. The amounts shown represent the aggregate grant date fair value of the option awards computed in accordance with FASB Accounting Standards Codification Topic 718 “Compensation—Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 11 (Non-Cash Share-Based Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2025.

(2)	The aggregate number of option and stock awards outstanding (including unexercised stock options and unvested RSUs) as of December 31, 2025, for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
Joshua S. Horowitz	2,238	4,890 RSUs
R. Joseph Jackson	2,238	4,890 RSUs
Charles T. Lanktree	2,238	12,481 RSUs
Ellen O. O’Hara	2,238	1,627 RSUs
E. Gray Payne	2,238	5,509 RSUs
Lloyd R. Sams	2,238	4,890 RSUs

The option awards outstanding for each director listed above as of December 31, 2025 represent options to purchase up to 2,238 shares of common stock at an exercise price of $32.58 per share granted to Messrs. Horowitz, Jackson, Lanktree, Payne, and Sams and Ms. O’Hara on January 16, 2025, which vest in three equal annual installments beginning on January 16, 2026.

The RSUs outstanding and unvested for each director listed above as of December 31, 2025 include the following:
•	4,890 RSUs remaining pursuant to a grant made to Messrs. Horowitz, Jackson, Payne and Sams on February 6, 2024, which vest in two equal annual installments beginning on February 6, 2026.
•
7,335 RSUs granted on February 6, 2024 to Mr. Lanktree, which vest in three equal annual installments beginning on February 6, 2025 and payout of which was deferred until three years following the applicable vesting date.

•	1,627 RSUs remaining pursuant to a grant made to Ms. O’Hara on June 20, 2024, which vest in two equal annual installments beginning on June 20, 2026.
•	619 RSUs remaining pursuant to a grant made to Messrs. Lanktree and Payne on August 17, 2021, which vest on August 17, 2026.
•	3,395 RSUs remaining pursuant to a grant made to Mr. Lanktree on August 21, 2023, payout of which was deferred until August 21, 2026.
•	1,132 RSUs remaining pursuant to a grant made to Mr. Lanktree on December 14, 2023, payout of which was deferred until December 14, 2026.

REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with management.
The Audit Committee also has reviewed and discussed with our independent registered public accounting firm, Cherry Bekaert LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from Cherry Bekaert LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Cherry Bekaert LLP its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board approved) that the audited consolidated financial statements for 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission.
This report is provided by the following independent directors, who comprise the Audit Committee:

E. Gray Payne (Chair)
R. Joseph Jackson
Charles T. Lanktree

EXECUTIVE COMPENSATION
Information about our Executive Officers
Set forth below is certain information regarding our executive officers as of the Record Date. Mr. Suzuki’s background is described above under “Proposal 1: Election of Directors.”

Name	Age	Position
John M. Suzuki	62	Chief Executive Officer and President, Director
Scott A. Malmanger	70	Chief Financial Officer and Secretary
Branko Avanic, Ph.D.	65	Chief Technology Officer

Scott A. Malmanger has been our Chief Financial Officer since May 2022 and Secretary since November 2022. From October 2019 to October 2021, he was Chief Financial Officer for OneroRx Inc., an Illinois based group of retail pharmacies. From May 2017 to April 2019, he was the Chief Financial Officer of iCoreConnect, Inc. (OCT: ICCT), a SaaS provider of electronic medical record software. From November 2015 to May 2017, he served as VP of Finance for Atlantic Tower Services, Inc., a provider of cell phone tower maintenance services. From May 2010 to February 2015, he was Chief Financial Officer/VP Finance for American K-9 Detection Services, LLC., a provider of canine detection services to the U.S. Department of Defense, Department of State and other government agencies. He is an analytical strategist skilled in successfully navigating corporations large and small through periods of accelerated growth. Mr. Malmanger is a Certified Public Accountant (Inactive) and also holds a Certified Management Accountant designation. He holds a bachelor’s degree in Mathematics and Business Administration from Pillsbury College and an MBA from the University of Minnesota – Mankato.
Branko Avanic, Ph.D., has been our Chief Technology Officer since October 30, 2019. Dr. Avanic previously served as Senior Vice President of Engineering of BK Technologies, Inc., our wholly-owned subsidiary, since August 13, 2019. Prior to joining the Company, he served in a number of roles at Motorola Solutions, Inc. (NYSE: MSI), including Director, Head Architect – Devices Engineering for several different projects from 2015 through June 2019 and a variety of other roles from 1999 to 2015. Dr. Avanic also serves as President of Ph.D. Research Group Inc. Dr. Avanic has previously served as an adjunct professor at the University of Miami and Florida Atlantic University. He received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of Miami.

Summary Compensation Table For 2024-2025
The following table sets forth the compensation of our Named Executive Officers (sometimes referred to as “NEOs”) for the last two completed fiscal years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
John M. Suzuki Chief Executive Officer and President	2025	392,442	3,667(6)	—	2,799,998	221,487	14,193	3,431,787
	2024	249,308	—	123,442	1,409,400	276,623	21,120	2,079,893
Scott A. Malmanger Chief Financial Officer	2025	287,308	—	—	1,250,012	108,000	4,191	1,649,511
	2024	229,228	—	16,366	845,640	107,775	6,710	1,205,719
Branko Avanic Chief Technology Officer	2025	254,153	—	—	—	101,229	12,944	368,326
	2024	254,153	—	—	281,880	87,652	17,552	641,237

(1)
The amounts in these columns represent the aggregate grant date fair value of stock and option awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual vesting or exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 11 (Non-Cash Share-Based Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2025.

(2)
In August 2023, at the recommendation of the Compensation Committee, the Board approved an Executive Salary Swap Program. The terms of the program provided each executive with an option to prospectively swap a portion of such executive’s salary otherwise payable in cash for a grant of RSUs (with each RSU representing a contingent right to receive one share of the Company’s common stock) for the 12-month period beginning on September 1, 2023 and ending on August 31, 2024. Under the program, each $10.00 of cash salary forfeited was exchanged for one RSU, at a price of $10.00 per share, rounded down to the nearest whole RSU. Mr. Suzuki and Mr. Malmanger received a total of 18,304 and 2,415 RSUs, respectively, pursuant to the program. Dr. Avanic did not participate in the program.

(3)
On July 10, 2025, the Compensation Committee granted 112,391 and 50,175 performance-based stock options to Mr. Suzuki and Mr. Malmanger, respectively (the “Performance Stock Options”). Vesting of the Performance Stock Options is dependent both upon continued service over a five-year “cliff” vesting period and upon the achievement of one or more specified share price targets during that five-year period. For more information regarding the Performance Stock Options, see “Narrative to Summary Compensation Table—Equity Awards—2025 Awards” below.

On February 6, 2024, the Compensation Committee granted non-qualified stock options to Mr. Suzuki, Mr. Malmanger and Dr. Avanic to purchase 50,000, 30,000, and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $12.27 per share.
(4)
The amounts in this column represent annual cash bonuses earned under the Company’s Key Contributor Performance Program for fiscal year 2025 and fiscal year 2024, respectively, based on the achievement of applicable performance objectives for each year.

(5)
The amounts in this column for Mr. Suzuki represent the Company’s matching contributions for fiscal 2025 and fiscal 2024 of $10,629 and $11,036, respectively, to Mr. Suzuki’s account under the Company’s 401(k) plan and the Company’s payments for fiscal 2025 and fiscal 2024 of $3,564 and $10,084, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Suzuki.

The amounts in this column for Mr. Malmanger represent the Company’s payments for fiscal 2025 and fiscal 2024 of $4,191 and $6,710, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Malmanger.
The amounts in this column for Dr. Avanic represent the Company’s matching contributions for fiscal 2025 and fiscal 2024 of $7,625 and $7,625, respectively, to Dr. Avanic’s account under the Company’s 401(k) plan and the Company’s payments for fiscal 2025 and 2024 of $5,319 and $9,927, respectively, for long-term disability, life and health insurance premiums for the benefit of Dr. Avanic.
(6)
Represents a cash bonus of $3,667 to Mr. Suzuki that was approved by the Compensation Committee and the Board in December 2025 in light of Mr. Suzuki’s contribution to certain patents relating to the Company.

Narrative to Summary Compensation Table
We review compensation annually for all employees, including our Named Executive Officers. In setting annual base salaries and bonuses and granting equity incentive awards, we consider (i) compensation for comparable positions in the market, (ii) individual performance as compared to our expectations and objectives, (iii) our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and (iv) a long-term commitment to our Company.
Our Board historically has determined our executives’ compensation based on the recommendations of our Compensation Committee, which typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends compensation for each executive officer to the Board. Our

Board, without members of management present, discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our executive officers.
Base Salaries
On July 19, 2021, in connection with Mr. Suzuki’s appointment as Chief Executive Officer and the Suzuki Employment Agreement (as defined below), the Board of Directors approved a base salary of $350,000 for Mr. Suzuki. On March 1, 2022, the Compensation Committee recommended, and the Board of Directors approved, a 3% merit increase for Mr. Suzuki to a base salary of $360,500. On July 1, 2024, the Compensation Committee recommended, and the Board of Directors approved, a 6.8% merit increase for Mr. Suzuki to a base salary of $385,000. On July 1, 2025, the Compensation Committee recommended, and the Board of Directors approved, a 3.9% merit increase for Mr. Suzuki to a base salary of $400,000. On March 1, 2026, the Compensation Committee recommended, and the Board of Directors approved, a 6% merit increase for Mr. Suzuki to a base salary of $424,000.
On October 31, 2022, in connection with Mr. Malmanger’s appointment as the Chief Financial Officer and Secretary and the Malmanger Employment Agreement (as defined below), the Compensation Committee approved base salary of $235,000 for Mr. Malmanger. On January 9, 2024, the Compensation Committee recommended, and the Board of Directors approved, a 3.2% merit increase for Mr. Malmanger to a base salary of $242,520 beginning on February 1, 2024 and an additional increase of 3.1% to a base salary of $250,000 beginning on July 1, 2024. On April 1, 2025, the Compensation Committee recommended, and the Board of Directors approved, a 20% merit increase for Mr. Malmanger to a base salary of $300,000. On March 1, 2026, the Compensation Committee recommended, and the Board of Directors approved, a 5% merit increase for Mr. Malmanger to a base salary of $315,000.
On March 17, 2021, the Compensation Committee approved a base salary of $246,750 for Dr. Avanic. On March 1, 2022, the Compensation Committee recommended, and the Board of Directors approved, a 3% merit increase for Dr. Avanic to a base salary of $254,150. On March 1, 2026, the Compensation Committee recommended, and the Board of Directors approved, a 10% merit increase for Mr. Avanic to a base salary of $279,570.
Bonuses
2025 Bonuses
Each of our Named Executive Officers also participated in our Key Contributor Performance Program for fiscal year 2025 (the “2025 Key Contributor Performance Program”), which provided participants with an opportunity to earn an annual cash bonus based on the achievement of applicable financial and individual performance objectives that were reviewed and approved by the Board as a part of the annual budget process. Under the 2025 Key Contributor Performance Program, financial performance objectives were based on the Company’s 2025 consolidated operating income, adjusted to exclude Corporate and Engineering restricted stock unit expense (“operating income”), with a bonus payout at 100% of target for operating income at the target level, and an opportunity to earn a bonus of up to a maximum of up to 150% of target based upon operating income achievement above the target level. No bonus would be earned under the 2025 Key Contributor Performance Program for net income performance below the target level. Each participant’s target bonus opportunity for fiscal 2025 was established as a percentage of base salary (50% for Mr. Suzuki and 30% for Messrs. Malmanger and Avanic).
After reviewing the Company’s operating income performance for fiscal 2025 and the executives’ achievement of applicable individual performance objectives, the Compensation Committee and the Board approved the bonus amounts payable to participating executives under the 2025 Key Contributor Performance Program. The bonuses earned by our Named Executive Officers under the 2025 Key Contributor Performance Program, which were paid following determination of performance achievement in 2026, are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for fiscal year 2025.
Additionally, on December 30, 2025, the Compensation Committee and the Board approved the payment of a cash bonus of $3,667 to Mr. Suzuki in light of his contribution to certain patents relating to the Company. This bonus is reported in the Bonus column of the Summary Compensation Table for fiscal year 2025.
2024 Bonuses
Each of our Named Executive Officers also participated in our Key Contributor Performance Program for fiscal year 2024 (the “2024 Key Contributor Performance Program”), which provided participants with an opportunity to earn an annual cash bonus based on the achievement of applicable financial and individual performance objectives that were reviewed and approved by the Board as a part of the annual budget process. Under the 2024 Key Contributor Performance Program, financial performance objectives were based on the Company’s 2024 net income, with a bonus payout at 100% of target for net income at the target level, and an opportunity to earn a bonus of up to a maximum of up to 150% of target based upon net income achievement above the target level. No bonus would be earned under the 2024 Key Contributor Performance Program for net income performance below the target level. Each participant’s target bonus opportunity for fiscal 2024 was established as a percentage of base salary (50% for Mr. Suzuki and 30% for Messrs. Malmanger and Avanic).
In February 2025, after reviewing the Company’s net income performance for fiscal 2024 and the executives’ achievement of applicable individual performance objectives, the Compensation Committee and the Board approved the bonus amounts payable to participating executives under the 2024 Key Contributor Performance Program. The bonuses earned by our Named Executive Officers under the 2024 Key Contributor Performance Program, which were paid following determination of performance achievement in 2025, are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for fiscal year 2024.
Equity Awards
2026 Awards
On February 2, 2026, the Compensation Committee granted Restricted Stock Units (“RSUs”) (with each RSU representing a contingent right to receive one share of the Company’s common stock) to Dr. Avanic to receive 497 shares of the Company’s common stock. The RSUs have a ten-year term and vest in five equal annual installments beginning on the first anniversary of the grant date.
2025 Awards
On July 10, 2025, the Compensation Committee granted Performance Stock Options to the Chief Executive Officer and the Chief Financial Officer, which are designed to incentivize Messrs. Suzuki and Malmanger to drive significant long-term value creation for the Company and its stockholders, with vesting of the Performance Stock Options conditioned upon the achievement of challenging share price targets over a five-year period. The Performance Stock Options were granted under the 2025 Plan and have an exercise price of $42.81 per share (the Company’s closing stock price on the date of grant) and a 10-year term.
The Performance Stock Options represent front-loaded, performance-based long-term incentive awards which the Compensation Committee intends to cover any long-term incentive award opportunities to be granted to Messrs. Suzuki and Malmanger for the five-year period consisting of the Company’s fiscal years 2025 through 2029. Accordingly, the Compensation Committee currently does not intend to grant any further long-term incentive awards to either Mr. Suzuki or Mr. Malmanger at any time prior to the end of the Company’s 2029 fiscal year.
After considering market compensation data and recommendations provided by the Compensation Committee’s independent compensation consultant, Compensation Advisory Partners LLC, the Compensation Committee determined that the appropriate value of the long-term incentive award opportunities for Messrs. Suzuki and Malmanger for the five fiscal year period of 2025 through 2029 were $2,800,000 and $1,250,000, and the number shares into which the Performance Stock Options granted to Messrs. Suzuki and Malmanger are exercisable (112,391 and 50,175, respectively) were determined by dividing the cash value of the executive’s long-term incentive award opportunity by the grant date fair value per share of the Company’s common stock subject to the Performance Stock Options, as determined for financial accounting purposes using a Monte Carlo valuation method.
Vesting of the Performance Stock Options is conditioned upon the Company’s achievement of specified share price targets during the five-year period ending on July 10, 2030 (the fifth anniversary of the grant date), provided that the executive also remains in continuous service with the Company through that date. Achieving any of the share price targets requires a significant increase in the value of the Company’s common stock, as the share price targets range from 164% to 444% of the $42.81 per share closing price of the Company’s common stock on the date of grant of the Performance Stock Options.
Achieving a share price target generally requires the Company to maintain an average volume weighted average stock price for a period of 20 consecutive trading days that is at least equal to the applicable share price target. Up to 100% of the total number of Performance Stock Options can be earned, based on the extent to which one or more of the share price targets are achieved. The applicable share price targets and the percentage of the total Performance Stock

Option award that would be earned for achievement of each of those share price targets are set forth in the table below. To the extent that a share price target is not achieved during the five-year performance period, the portion of the Performance Stock Option award attributable to that share price target will be automatically forfeited.

Share Price Target	Percentage of Performance Stock Option Award Earned
$70.00 per share	10%
$100.00 per share	15%
$130.00 per share	20%
$160.00 per share	25%
$190.00 per share	30%

Any Performance Stock Options that are earned based on the achievement of one or more of the share price targets will become immediately vested and exercisable in the event that the executive’s employment or other service with the Company is subsequently terminated due to death, disability or “retirement” (defined as the executive’s voluntary termination that occurs at least three years after the grant date and after the executive has attained age 72). Further, if a “change in control” of the Company (as defined in the 2025 Plan) occurs during the five-year performance period and during the executive’s continuous service to the Company, the Performance Stock Options will vest and become exercisable on a “double-trigger” basis, but only to the extent that the share price targets were achieved on or prior to the date of the change in control, and for that purpose, the level of achievement of share price targets upon the change in control will be based on the higher of the Company’s closing stock price on the last trading prior to the change in control or the value of the per-share consideration payable or distributable to the Company and its stockholders in the change in control transaction.
2024 Awards
On February 6, 2024, the Compensation Committee granted non-qualified stock options to Mr. Suzuki, Mr. Malmanger and Dr. Avanic to purchase 50,000, 30,000 and 10,000 shares of the Company’s common stock, respectively, at an exercise price of $12.27 per share. The options have a ten-year term and vest in five equal annual installments beginning on the first anniversary of the grant date.
Executive Salary Swap Program
On August 31, 2023, the Company commenced an Executive Salary Swap Program, which was approved by the Board at the recommendation of the Compensation Committee. The terms of the program provided each executive with an option to prospectively swap a portion of such executive’s salary otherwise payable in cash for a grant of RSUs (with each RSU representing a contingent right to receive one share of the Company’s common stock) for the 12-month period beginning on September 1, 2023 and ending on August 31, 2024. Under the program, each $10.00 of cash salary forfeited was exchanged for one RSU, at a price of $10.00 per share, rounded down to the nearest whole RSU. Mr. Suzuki and Mr. Malmanger received a total of 18,304 and 2,415 RSUs, respectively, pursuant to the program. Dr. Avanic did not participate in the program.
Other Compensation
The Named Executive Officers are eligible to participate in the other benefit programs that are generally available to our employees, including our qualified 401(k) retirement plan and our Employee Stock Purchase Plan. Except as disclosed above, Mr. Suzuki, Mr. Malmanger, and Dr. Avanic did not receive any other compensation during fiscal 2025 or fiscal 2024, except for perquisites and other personal benefits, of which the total aggregate value for each of them did not exceed $10,000.
Named Executive Officer Employment Agreements
Employment Agreement of Chief Executive Officer and President
On July 19, 2021, the Board of Directors appointed Mr. Suzuki as Chief Executive Officer of the Company, effective immediately. In connection with such appointment, BK Technologies, Inc. entered into an employment agreement with Mr. Suzuki, executed July 19, 2021 (as amended, the “Suzuki Employment Agreement”). The Suzuki Employment Agreement provides for an initial annual base salary of $350,000 for Mr. Suzuki. Mr. Suzuki is eligible for performance-based compensation in the form of an annual bonus of 50% of his annual base salary, payable in cash, as determined by the Compensation Committee, and subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. Other equity incentive awards will be made to Mr. Suzuki based on performance as determined by the Compensation Committee. Mr. Suzuki is also eligible to participate in the Company’s benefit plans. The Suzuki Employment Agreement contains customary non-competition and non-solicitation covenants.
The Suzuki Employment Agreement provides for severance payments in the event Mr. Suzuki’s employment is terminated by the Company without “cause.” Mr. Suzuki will be entitled to an amount equal to twelve months of his base salary. Any severance payable to Mr. Suzuki under the Suzuki Employment Agreement will be paid over a twelve-month period in accordance with the Company’s normal payroll practices. Mr. Suzuki will not be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Suzuki Employment Agreement, “cause” will exist if Mr. Suzuki (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches his fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Suzuki Employment Agreement.
Pursuant to the Suzuki Employment Agreement, in the case of a change in control, Mr. Suzuki will be entitled to a lump sum cash payment equal to 100% of his annual base salary, and all of his outstanding equity awards, other than his Performance Stock Options, will become fully vested on a “single-trigger” basis (at the “target” level, for any applicable performance-based awards) upon the occurrence of the change in control, and any applicable stock options will remain exercisable for the remainder of their full term. The treatment of Mr. Suzuki’s Performance Stock Options in the event of a change in control is governed by the terms of the applicable award agreement, as described below under the heading “Potential Payments Upon Termination or in Connection with a Change in Control—Treatment of Equity Awards in Connection with a Change in Control.”
Other Employment Agreements
The Company entered into employment agreements with Scott A. Malmanger, Chief Financial Officer and Secretary and Branko Avanic, Ph.D., Chief Technology Officer (collectively, as amended, the “Other Employment Agreements” and, collectively with the Suzuki Employment Agreement, the “Employment Agreements”). The Other Employment Agreements provide for an initial annual base salary of $235,000 for Mr. Malmanger and $235,000 for Dr. Avanic, subject to adjustment by the Board. Each of Mr. Malmanger and Dr. Avanic in his respective Other Employment Agreement is eligible for performance-based compensation in the form of an annual bonus, payable in cash or through equity in the Company, as determined by the Compensation Committee, and subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. The Named Executive Officers are also eligible to participate in the Company’s benefit plans. The Other Employment Agreements contain customary non-competition and non-solicitation covenants.
The Other Employment Agreements provide for severance payments in the event the applicable officer’s employment is terminated by the Company without “cause.” Each of Mr. Malmanger and Dr. Avanic will be entitled to an amount equal to six months of his base salary in effect at the time of termination or the original base salary set forth in his respective Other Employment Agreement, whichever is greater. Any severance payable to Mr. Malmanger or Dr. Avanic under his Other Employment Agreement will be paid over a twelve-month period in accordance with the Company’s normal payroll practices. Neither Mr. Malmanger nor Dr. Avanic will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Other Employment Agreements, “cause” will exist if the applicable officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches his fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Other Employment Agreement.
Pursuant to his Other Employment Agreement, in the case of a change in control, Mr. Malmanger will be entitled to a lump sum cash payment equal to six months of his annual base salary, and all of his outstanding equity awards, other than his Performance Stock Options, will become fully vested on a “single-trigger” basis (at the “target” level, for any applicable performance-based awards) upon the occurrence of the change in control, and any applicable stock options will remain exercisable for the remainder of their full term. The treatment of Mr. Malmanger’s Performance Stock Options in the event of a change in control is governed by the terms of the applicable award agreement, as described below under the heading “Potential Payments Upon Termination or in Connection with a Change in Control—Treatment of Equity Awards in Connection with a Change in Control.”

2025 Incentive Compensation Plan
On June 18, 2025, the Company’s stockholders approved the 2025 Plan at the Company’s 2025 annual meeting of stockholders. The objective of the 2025 Plan is to provide incentives to recruit, attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2025 Plan replaced the 2017 Incentive Compensation Plan (the “2017 Plan” and, together with the 2025 Plan, the “Equity Plans”), which had been approved by our stockholders in 2017. No new awards will be granted under the 2017 Plan. The 2025 Plan authorizes the grant of equity-based and cash-based compensation awards to those officers and employees of, and consultants to, the Company and its subsidiaries designated by the Compensation Committee. The 2025 Plan also authorizes the Board of Directors to grant awards to the non-employee directors of the Company. Awards under the 2025 Plan may be granted in the form of stock options, stock appreciation rights, restricted shares, RSUs, other share-based awards, and cash-based awards.
Policies and Practices Related to the Grant of Equity Awards
We do not schedule the grant of stock options or other equity awards in anticipation of the disclosure of material nonpublic information, and we do not schedule the disclosure of material nonpublic information based on the timing of grants of stock options or other equity awards. We have not adopted any formal policy that would require the Compensation Committee or the Board to grant, or to avoid granting, stock options or other equity awards to our named executive officers or other employees at certain times. The Compensation Committee and the Board have, in the past, including during fiscal 2025, granted stock options to executives and senior management as part of the executive compensation program and may do so again in the future. During fiscal 2025, the Company did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing by the Company of a Form 10-K, Form 10-Q, or a Form 8-K that disclosed material nonpublic information (other than the Form 8-K disclosing the grant of the Performance Stock Options, as required under SEC rules).
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information with respect to the outstanding equity awards held by the NEOs as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
John M. Suzuki	20,000(1)	—	—	15.40	7/19/31	—	—
	13,600(2)	3,400	—	11.65	3/1/32	—	—
	9,000(3)	—	—	12.40	6/22/32	—	—
	4,000(4)	6,000	—	15.53	7/11/33	—	—
	10,000(5)	40,000	—	12.27	2/6/34	—	—
	—	—	112,391(6)	42.81	7/9/35	—	—
Scott A. Malmanger	1,000(4)	3,000	—	15.53	7/11/33	—	—
	—(5)	24,000	—	12.27	2/6/34	—	—
	—	—	50,175(6)	42.81	7/9/35	—	—
Branko Avanic	6,000(7)	—	—	18.05	10/30/29	—	—
	6,000(8)	—	—	11.65	3/1/32	—	—
	2,000(5)	8,000	—	12.27	2/6/34	—	—

(1)	The options were granted on July 19, 2021, and are fully vested and exercisable.
(2)	The options were granted on March 1, 2022, and vest in five equal annual installments, beginning on March 1, 2022.
(3)	The options were granted on June 22, 2022, and are fully vested and exercisable.

(4)	The options were granted on July 11, 2023, and vest in five equal annual installments, beginning on July 11, 2024.
(5)	The options were granted on February 6, 2024, and vest in five equal annual installments, beginning on February 6, 2025.
(6)
Represents Performance Stock Options granted on July 10, 2025. All or a portion of the Performance Stock Options may become vested and exercisable on July 10, 2030 subject to (i) the achievement of specified stock price targets, and (ii) the executive’s continuous service.

(7)	The options were granted on October 30, 2019, and are fully vested and exercisable.
(8)	The options were granted on March 1, 2022, and are fully vested and exercisable.
Retirement Benefits
We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2025 was the qualified 401(k) retirement plan, which is available to all employees.
Potential Payments Upon Termination or in Connection with a Change in Control
Severance and Cash Payments
The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Suzuki) of his base salary in effect at the time of termination or the original base salary set forth in his respective Employment Agreement, whichever is greater.
Any severance payable to a Named Executive Officer under his Employment Agreement will be paid over a twelve-month period in accordance with the Company’s normal payroll practices. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches his fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement.
Treatment of Equity Awards in Connection with a Change in Control
The vesting and exercisability of any outstanding equity awards held by our Named Executive Officers may be affected by the occurrence of a change in control of the Company, as described below.
With respect to the Performance Stock Options granted to Messrs. Suzuki and Malmanger and any equity awards held by Dr. Avanic, the effect of a change in control will be governed by the terms and conditions of the applicable Equity Plan and equity award agreements, which generally provide for “double-trigger” vesting in connection with a change in control. With respect to the Performance Stock Options, “double-trigger” vesting means that, to the extent that the applicable share price targets were achieved on or prior to the change in control, then, if the Performance Stock Options are assumed in connection with the change in control they will generally continue to vest on the scheduled vesting date, or vesting will accelerate if the participant’s employment is involuntarily terminated without “cause,” or by the participant for “good reason,” and the vested Performance Stock Options will remain exercisable for the full term of the award. On the other hand, if the Performance Stock Options are not assumed in connection with a change in control, then they will vest at the time of the change in control. The level of achievement of the share price targets for the Performance Stock Options upon the change in control will be based on the higher of the Company’s closing stock price on the last trading prior to the change in control or the value of the per-share consideration payable or distributable to the Company and its stockholders in the change in control transaction.
With respect to any equity awards, other than the Performance Stock Options, that are held by Mr. Suzuki or Mr. Malmanger at the time of a change in control, all of those outstanding equity awards will become fully vested, as provided in Employment Agreements with Messrs. Suzuki and Malmanger, on a “single-trigger” basis (at the “target” level, for any applicable performance-based awards), upon the occurrence of the change in control, and any applicable stock options will remain exercisable for the remainder of their full term.
To the extent that any equity awards held by Dr. Avanic are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on his continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target”

level. Vesting and exercisability (as applicable) of awards held by Dr. Avanic that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, his employment is involuntarily terminated without cause, or by him for “good reason,” with any stock options generally remaining exercisable for the full duration of the term of the applicable award. To the extent that any equity awards held by Dr. Avanic are not assumed in connection with a change in control, then his awards generally would become vested in full effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level and with any stock options generally remaining exercisable for the full duration of the term of the applicable award.
The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the Equity Plans will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without any payment.
For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2017 Plan.
For purposes of the 2025 Plan, subject to exceptions set forth in the 2025 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the Company’s voting securities, (b) the replacement of a majority of the incumbent members of the Board by directors who were not approved by the incumbent members of the Board, (c) a business combination (including a merger or consolidation, sale of all or substantially all of the Company’s assets, or similar transaction), unless no person owns 50% or more of the value of the outstanding securities of the resulting corporation, and the incumbent members of the Company’s Board of Directors constitute a majority of the members of the board of the resulting corporation, or (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2025 Plan.
Whether a participant’s employment has been terminated for “cause” will be determined by the Compensation Committee. Unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment, generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company; (f) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance; or (g) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.
For purposes of the Equity Plans, unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the participant.
Except as described above with respect to a change in control, unexercisable stock options generally become forfeited upon termination of employment. However, any Performance Stock Options that have been earned based on the achievement of one or more of the share price targets will become immediately vested and exercisable in the event that the executive’s employment or other service with the Company is subsequently terminated due to death, disability or “retirement” (defined as the executive’s voluntary termination that occurs at least three years after the grant date and after the executive has attained age 72). Stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, the Compensation Committee, in its sole discretion, may provide for the full or partial acceleration of vesting of the restricted shares or RSUs, as applicable, in connection with the termination of the grantee’s employment for any reason prior to a vesting date, including, but not limited to, termination of employment as a result of the grantee’s death or disability. Unless action is otherwise taken by the Compensation Committee, any restricted shares or RSUs that have not yet vested will be forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date.
The Company’s Named Executive Officers, other employees and directors are prohibited from hedging or pledging the Company’s securities. Awards granted under the Equity Plans also may be subject to forfeiture or recoupment, as provided pursuant to the Clawback Policy, as described below.
Compensation Recovery Policy
The Board of Directors has adopted the Clawback Policy to comply with SEC and stock exchange rules for the clawback of certain executive compensation in the event that we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws. In the event of such a restatement, the Clawback Policy provides that the policy administrator will require reimbursement or forfeiture of any excess incentive compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Covered executives include both current and former executive officers, and incentive compensation includes any compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure. The amount required to be recovered under the Clawback Policy in the event of an accounting restatement generally will equal the amount of incentive compensation received by the covered executive that exceeds the amount of such compensation that otherwise would have been paid had it been based on the restated results, computed without regard to any taxes paid. The Clawback Policy is effective with respect to covered incentive-based compensation received by a covered executive officer on or after October 2, 2023.
Compensation Consultant
The Compensation Committee utilized Compensation Advisory Partners LLC as a compensation consultant for fiscal 2025 to assist the committee with various compensation studies. The Compensation Committee assessed the independence of Compensation Advisory Partners LLC pursuant to SEC rules, noting that Compensation Advisory Partners LLC did not provide any other services to the Company. The Compensation Committee also noted that an employee of Compensation Advisory Partners LLC acted as the compensation consultant for the compensation committee of another public company of which Mr. Horowitz, the Chairman of the Board, serves as a director, and that Mr. Horowitz recommended the Company engage such employee. The Compensation Committee concluded that no conflict of interest exists.
Compensation Committee Interlocks and Insider Participation
During 2025, the Compensation Committee of the Board of Directors consisted of Mr. Jackson (Chair), Mr. Lanktree, and Mr. Sams, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Compensation Committee Report
The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.
The Compensation Committee has reviewed and discussed the executive compensation, as disclosed in this proxy statement, with management. Based on this review and those discussions, the Compensation Committee recommended that the executive compensation be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for fiscal 2025.

Compensation Committee
R. Joseph Jackson (Chair)
Charles T. Lanktree
Lloyd R. Sams

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (also referred to as “CAP”) and certain financial performance of our Company for each of the last three completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for each of the last three completed fiscal years. Note that for our NEOs other than our principal executive officer (or “PEO”), compensation is reported as an average.

	John M. Suzuki, PEO		Timothy A. Vitou, Former PEO		Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net income (loss) (thousands)(5)
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Summary Compensation Table Total for Former PEO(1)	Compensation Actually Paid to Former PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)
2025	$3,431,787	$8,162,477	$—	$—	$1,008,919	$2,344,185	$449.34	$13,536
2024	$2,079,893	$2,369,354	$—	$—	$923,478	$969,002	$206.57	$8,359
2023	$475,338	$538,112	$316,855	$341,751	$274,426	$285,645	$73.67	$(2,230)

(1)
Represent the amounts of total compensation reported for our PEO, John M. Suzuki (for 2025, 2024, and 2023), and our Former PEO, Timothy A. Vitou (for 2023), during each such corresponding year in the “Total” column of the Summary Compensation Table above.

(2)
Represents the amount of “compensation actually paid” to our PEO and Former PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and Former PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our PEO and Former PEO’s total compensation for each year to determine the “compensation actually paid”:

	Year	Reported Summary Compensation Table Total for PEO	Reported Value of Option and Stock Awards(a)(b)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
John M. Suzuki, PEO	2025	$3,431,787	$(2,799,998)	$7,530,688	$8,162,477
	2024	$2,079,893	$(1,532,842)	$1,822,303	$2,369,354
	2023	$475,338	$(154,911)	$217,685	$538,112
Timothy A. Vitou, Former PEO	2023	$316,855	—	$24,896	$341,751

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” and “Stock Awards” columns in the Summary Compensation Table for the applicable year.
(b)
In order to calculate the compensation “actually paid” to our PEO and Former PEO, we are required under the SEC rules to subtract from the value in the Summary Compensation Table the grant date fair value of equity awards, and add back the following:

(i)	the year-end fair value of any equity awards in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)	for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;
(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(v)
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)
the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
John M. Suzuki, PEO	2025	$5,639,642	$1,910,986	$—	$(19,940)	$—	$—	$7,530,688
	2024	$1,409,396	$289,488	$123,442	$(23)	$—	$—	$1,822,303
	2023	$75,941	$3,603	$59,621	$78,520	$—	$—	$217,685
Timothy A. Vitou, Former PEO	2023	$—	$—	$—	$24,896	$—	$—	$24,896

(3)
Represents the average of the amounts reported for our NEOs as a group (excluding our PEO and our Former PEO) in each applicable year in the “Total” column of the Summary Compensation Table above (the “Non-PEO NEOs”). For 2025 and 2024, the Non-PEO NEOs are Scott A. Malmanger and Branko Avanic. For 2023, the Non-PEO NEOs are Scott A. Malmanger, Randy Willis and Branko Avanic.

(4)
Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the “compensation actually paid”, using the same methodology as described above in footnote (2)(b):

Year	Average Reported Summary Compensation Table Total for Non-PEOs	Average Reported Value of Option and Stock Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEOs
2025	$1,008,919	$(625,006)	$1,960,272	$2,344,185
2024	$923,478	$(571,944)	$617,468	$969,002
2023	$274,426	$(15,247)	$26,466	$285,645

(a)	The amounts deducted or added in calculating the total average equity award adjustment are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Equity Award Adjustments
2025	$1,258,861	$676,031	$—	$25,380	$—	$—	$1,960,272
2024	$563,758	$38,236	$8,183	$7,291	$—	$—	$617,468
2023	$12,656	$(129)	$2,591	$14,881	$(3,533)	$—	$26,466

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The chart below demonstrates the relationship between (i) compensation actually paid to our PEO and the average amount of compensation actually paid to the non-PEO NEOs, (ii) the Company’s net income (loss) and (iii) the Company’s cumulative total stockholder return, for each of the last three completed fiscal years.

Pay-for-Performance Summary
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Compensation (000's)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
Net Income (loss) (000's)
2023
2024
2025
Compensation Actually Paid (Non-PEO NEOs) (000's)
Compensation Actually Paid to Former PEO (000's)
Compensation Actually Paid to PEO (000's)
Total Shareholder Return
Net Income (Loss) (000's)

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth equity compensation plan information as of December 31, 2025:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	481,722(1)	$27.31(2)	457,349(3)
Equity compensation plans not approved by security holders	—	$—	—
Total	481,722	$—	457,349

(1)
Includes (i) 268,927 shares of common stock to be issued upon exercise of outstanding options to purchase common stock and 26,409 RSUs granted pursuant to our 2017 Plan and (ii) 178,016 shares of common stock to be issued upon exercise of outstanding options to purchase common stock and 8,370 RSUs granted pursuant to our 2025 Plan.

(2)	Excludes the RSUs referred to in footnote 1 because they have no exercise price.
(3)
Consists of (i) 313,614 shares available for issuance under the 2025 Plan and (ii) 143,735 shares available for issuance under the Employee Stock Purchase Plan, including the shares subject to purchase during the offering period which commenced on November 15, 2025 (the exact number of which will not be known until May 14, 2026, the end of the offering period).

TRANSACTIONS WITH RELATED PERSONS
Any transaction with a related person is subject to our written policy for transactions with related persons. The Audit Committee is responsible for applying this policy. As set forth in the policy, the Audit Committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which such director is a related person, except that the director is required to provide all material information concerning the transaction to the committee.
If a transaction with a related party will be ongoing, the Audit Committee will establish guidelines for our management to follow in our ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the Audit Committee’s guidelines, and, based on all the relevant facts and circumstances, will determine if it is in the best interests of us and our stockholders to continue, modify or terminate any such interested transaction.
The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000 or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all of our stockholders receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions, and (vii) certain banking-related services.
Except as set forth below, during 2025 and 2024, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2026 that are reportable under Item 404 of Regulation S-K.
Fundamental Global GP, LLC (“FG”)
FG, together with its affiliates, was previously a greater than 5% holder of our common stock during 2024. Mr. Cerminara, a former member of our Board of Directors, served as Chief Executive Officer, Co-Founder and Partner of FG. We previously had an investment in a limited partnership, FGI 1347 Holdings, LP, which was established for the purpose of investing in securities and of which we were the sole limited partner until September 2022. In September 2022, the Company exchanged the investment in FGI 1347 Holdings, LP for an investment in Series B common membership interests of FG Financial Holdings, LLC (“FG Holdings”). Affiliates of FG, including Mr. Cerminara, serve as the investment manager of FG Holdings. Principals of FG serve on the board of directors of portfolio companies and receive compensation for their service. On January 25, 2024, the Company redeemed its Series B common membership interests of, and withdrew from, FG Holdings, in exchange for 52,000 shares of the Company’s common stock, with an approximate value of $650,000.
Indemnification Agreements
The Company enters into indemnification agreements with its directors and executive officers. Under the terms of the indemnification agreements, subject to certain exceptions specified in the indemnification agreements, the Company will, among other things, indemnify its directors and executive officers to the fullest extent permitted by law in the event such director or executive officer becomes subject to or a participant in certain claims or proceedings as a result of such person’s service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to such director or executive officer specified indemnifiable expenses incurred in connection with such claims or proceedings.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
Our Audit Committee has appointed Cherry Bekaert LLP (“Cherry Bekaert”) to serve as our independent registered public accounting firm for fiscal 2026. Representatives of Cherry Bekaert are not expected to be present at the annual meeting. If any stockholder desires to ask Cherry Bekaert a question, management will ensure that the question is sent to Cherry Bekaert and that an appropriate response is made directly to the stockholder.
Cherry Bekaert has served as our independent registered public accounting firm since 2025. The Audit Committee, in discussing the appointment of Cherry Bekaert, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of Cherry Bekaert and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The Audit Committee and the Board of Directors believe that the retention of Cherry Bekaert as our independent registered public accounting firm is in the best interests of the Company and our stockholders.
Although applicable law does not require stockholder ratification of the appointment of Cherry Bekaert to serve as our independent registered public accounting firm, our Board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of Cherry Bekaert, our Audit Committee will reconsider the appointment. Even if the selection is ratified, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.
Recommendation of the Board
Our Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of our independent registered public accounting firm.
Change of Independent Registered Public Accounting Firm
Appointment of Cherry Bekaert
During fiscal 2025, the Audit Committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Audit Committee invited several public accounting firms to participate in this process.
As a result of this process, following the review and evaluation of proposals from participating firms, on May 28, 2025, the Audit Committee approved the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, effective as of June 1, 2025, pending completion of Cherry Bekaert’s customary client acceptance procedures. Such procedures were completed on June 9, 2025, at which time the Company and Cherry Bekaert entered into an engagement letter. Also on May 28, 2025, the Committee approved the dismissal of Forvis Mazars, LLP (“Forvis Mazars”) as the Company’s independent registered public accounting firm, also effective as of June 1, 2025.
During the fiscal year ended December 31, 2024, and the subsequent interim period through May 28, 2025, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Forvis Mazars’ satisfaction, would have caused Forvis Mazars to make reference thereto in their report; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than the material weakness in internal control over financial reporting related to the proper design and implementation of certain controls over financial reporting related to the income tax provision and management’s review of the income tax provision, as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
The audit report of Forvis Mazars on the Company’s consolidated financial statements as of and for the year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through May 28, 2025, neither the Company nor anyone on its behalf consulted with Cherry Bekaert regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Forvis Mazars with a copy of the Current Report on Form 8-K reporting the change in independent registered public accounting firm for the fiscal year ended December 31, 2025, containing substantially the same disclosures as above, and requested Forvis Mazars furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the above disclosures. A copy of this letter, dated June 3, 2025, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on June 3, 2025.
Merger of MSL with Forvis Mazars
Effective November 1, 2024, Forvis Mazars completed a transaction with MSL P.A. (“MSL”), the Company’s former independent registered public accounting firm, whereby substantially all of the stockholders and employees of MSL became partners and employees of Forvis Mazars. As a result, effective as of November 1, 2024, MSL resigned as the Company’s independent registered public accounting firm, and the Audit Committee appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm.
As of and for the two fiscal years ended December 31, 2023, there were no adverse opinions or disclaimer of opinion issued by MSL, and none of MSL’s reports on the financial statements for either of the fiscal years ended December 31, 2023 or 2022 contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2023 and the subsequent interim period through November 1, 2024 preceding MSL’s resignation, there were no disagreements with MSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSL, would have caused it to make reference to the subject matter of such disagreements in connection with its report, and no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
During the two fiscal years ended December 31, 2023 and the subsequent period through November 1, 2024, the Company did not consult with Forvis Mazars regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
The Company provided MSL with a copy of the Current Report on Form 8-K reporting the change in independent registered public accounting firm, containing substantially the same disclosures as above, and requested MSL furnish a letter addressed to the SEC stating whether or not it agreed with such disclosures. A copy of this letter, dated November 6, 2024, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on November 6, 2024.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2025 and 2024. The following table represents aggregate fees billed by Cherry Bekaert for the fiscal year ended December 31, 2025 and by Forvis Mazars for the fiscal year ended December 31, 2024.

Fees	2025	2024
Audit Fees(1)	$199,500	$135,996
Audited-Related Fees(2)	—	—
Tax Fees(3)	256,200	—
All Other Fees(4)	—	—
Total	$455,700	$135,996

(1)	Audit fees were principally for services rendered for the audit and/or review of our consolidated financial statements.
(2)	Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.
(3)	Tax services include tax compliance, tax advice and tax planning.
We did not pay Cherry Bekaert or Forvis Mazars for other services for the years ended December 31, 2025 and 2024, respectively.
The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Cherry Bekaert and Forvis Mazars for fiscal 2025. The Audit Committee has determined that the provision of the services by the Company’s independent registered public accounting firm reported hereunder had no impact on the firm’s independence.

PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION
General
The Board of Directors recognizes the interests that stockholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (as amended, the “Dodd Frank Act”) and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of our Named Executive Officers at this annual meeting. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our 2023 annual meeting of stockholders and as accepted by the Board, we hold annual advisory votes on the compensation of the Named Executive Officers. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2029 annual meeting of stockholders.
The last advisory vote on named executive officer compensation was held at our 2025 annual meeting of stockholders. At that meeting, approximately 98% of stockholders who cast votes on the matter voted in favor of the compensation of our Named Executive Officers. The Compensation Committee considered the results of the last advisory say-on-pay vote when setting executive compensation and decided, based upon strong stockholder support, not to make any changes to our compensation program.
This proposal gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our Named Executive Officers as described in this proxy statement.
We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers by voting on the following resolution at the annual meeting:
“RESOLVED, that the stockholders of BK Technologies Corporation approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative compensation tables and any other related materials disclosed in the Company’s Proxy Statement.”
Stockholders should note that the say-on-pay vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. The Compensation Committee will consider the results of the vote when evaluating our executive compensation practices and considering future executive compensation arrangements. The Board of Directors and the Compensation Committee value the opinion of stockholders, and to the extent there is any significant vote against our Named Executive Officer compensation as disclosed in the proxy statement, stockholders’ concerns will be considered, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Recommendation of the Board
Our Board of Directors unanimously recommends that the stockholders vote “FOR” advisory approval of the compensation of our Named Executive Officers.

MISCELLANEOUS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock. To the best of our knowledge based solely on a review of these reports filed with the SEC and certain written representations furnished to us that no other reports were required, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with during the fiscal year ended December 31, 2025 and through the Record Date, except for a Form 4 filed by Scott Malmanger on July 14, 2025 reporting an exercise of stock options on June 9, 2025.
Annual Report on Form 10-K
Copies of our Annual Report on Form 10-K for fiscal 2025, as filed with the SEC, are available to stockholders without charge upon written request to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904.
Eliminating Duplicative Proxy Materials
A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2025 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2025 annual report, or this proxy statement, or would like to receive multiple copies of our proxy materials in the future, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2025 annual report and this proxy statement, will be delivered to you promptly and without charge. If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.
Stockholder Proposals
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2027 annual meeting of stockholders. To be eligible for inclusion in our 2027 proxy statement, any such proposals must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to our Corporate Secretary at the address above no later than December 28, 2026, unless the date of the 2027 annual meeting of stockholders is more than 30 days from the anniversary date of the 2026 annual meeting of stockholders, in which case the proposals must be submitted a reasonable time before we begin to print and send our proxy materials. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2027 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be received by our Corporate Secretary at our principal executive offices not earlier than the close of business on the 180th day and not later than the close of business on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, stockholder nominations of director candidates for the 2027 annual meeting of stockholders, and proposals for the 2027 annual meeting of stockholders submitted outside the provisions of Rule 14a-8, will be considered untimely if submitted prior to October 29, 2026, or after December 28, 2026. However, in the event that the date of the annual meeting is more than 30 days prior to or after the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder must be received by our Corporate Secretary at our principal offices not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the bylaws) of the date of such annual meeting is first made. The bylaws specify the information that must accompany any such stockholder notices.
In addition to satisfying the foregoing requirements under our bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice to our Corporate Secretary at the address above that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027.

Any proxy granted with respect to the 2027 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.
Forward-Looking Statements
Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, and expected growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein.
Our Website
Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.
Other Matters
As of the date of this proxy statement, our Board of Directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

*BK TECHNOLOGIES CORPORATION*
*7100 TECHNOLOGY DRIVE*
*WEST MELBOURNE, FL 32904*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/BKTI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94976-P42945

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**BK TECHNOLOGIES CORPORATION**

**The Board of Directors recommends a vote "FOR" each of the nominees for director listed in Proposal 1 and "FOR" proposals 2 and 3.**

1. To elect seven directors to serve one-year terms.

**Nominees:**

| | For | Withhold |
|---|---|---|
| 1a. Joshua S. Horowitz | ☐ | ☐ |
| 1b. R. Joseph Jackson | ☐ | ☐ |
| 1c. Charles T. Lanktree | ☐ | ☐ |
| 1d. E. Gray Payne | ☐ | ☐ |
| 1e. Lloyd R. Sams | ☐ | ☐ |
| 1f. Bradley A. Stoddard | ☐ | ☐ |
| 1g. John M. Suzuki | ☐ | ☐ |

**Note:** To transact such other business as may properly come before the meeting or any adjournment or postponement thereof as determined in the discretion of the proxies.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V94977-P42945

**PROXY**
**BK Technologies Corporation**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2026**

The stockholder(s) hereby appoint(s) John M. Suzuki and Scott A. Malmanger, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BK Technologies Corporation that the stockholders held of record as of April 21, 2026 and are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. ET on June 18, 2026 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually.

**UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.**

**(Continued and to be marked, dated, and signed on the other side)**